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                                                                    EXHIBIT 10.2

                        Amendment to Clearing Agreement

     The undersigned hereby amend the clearing agreement dated as of September 28, 1999, between Broadcort Capital Corp. (the "Clearing Firm") and Knight Securities, L.P. (hereinafter referred to as the "Introducing Firm") in the manner set forth herein.

     WHEREAS, the Introducing Firm and the Clearing Firm desire to amend the clearing agreement to provide for rights and responsibilities associated with rehypothecation of securities and the receipt of control and restricted securities,

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby covenant and agree as folllows:


     A. The Introducing Firm shall be responsible for all matters associated with the receipt and transfer of controlled and restricted securities by its clients. Any securities presented by the Introducing Firm's clients shall be in fully negotiable form upon receipt by the Clearing Firm.

     B. The Clearing Firm (and not the Introducing Firm) shall have the right to rehypothecate any securities owned by the Introducing Firm's clients if such securities are not fully paid for.


This Agreement shall become effective as of October 18, 1999 or such other date mutually agreed upon by the parties hereto.

Made and executed at New York, New York on this 18th day of October, 1999.


                                          BROADCORT CAPITAL CORP.

                                          By /s/ Gregory T. Russo
                                            -----------------------------

                                          Title:   General Counsel
                                                -------------------------


                                          KNIGHT SECURITIES, L.P.

                                          By /s/ Michael T. Dorsey
                                            -----------------------------
                                          Title: SVP & General Counsel
                                                -------------------------


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